                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 2003

                        State Auto Financial Corporation
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                         0-19289                 31-1324304
--------------------------------------------------------------------------------
(State or other jurisdiction           Commission               IRS-Employer
      of incorporation)                File Number           Identification No.)

                518 East Broad Street, Columbus, Ohio 43215-3976
                ------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
       ------------------------------------------------------------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On September 2, 2003, State Auto Financial Corporation ("STFC") filed with the Securities and Exchange Commission ("SEC") a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to a proposed tender offer announced in a filing with the SEC made on August 20, 2003 by State Auto Financial Acquisition Corporation ("Offeror"), which is an Illinois corporation wholly owned by Gregory M. Shepard ("Shepard"), unaffiliated with SFTC, to purchase 8,000,000 of the outstanding Shares at a price of $32.00 per Share, net to the seller in cash, without interest (the "Tender Offer").

SHAREHOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT, AS IT MAY BE AMENDED FROM TIME TO TIME, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors can obtain a free copy of the Solicitation/Recommendation Statement and other materials filed by STFC with the Securities and Exchange Commission at the SEC's web site at http://www.sec.gov.

2. Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by STFC on September 2, 2003 announcing the STFC Board of Directors recommendation that STFC shareholders reject the proposed Tender Offer, if commenced, and not tender their shares to Offeror pursuant to the proposed Tender Offer.

3. Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is a letter dated September 2, 2003, from Robert H. Moone, Chairman and Chief Executive Officer of State Automobile Mutual Insurance Company, which is the holder of approximately 67% of the outstanding common shares of STFC, to Shepard.

4. Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is a letter dated September 2, 2003, from Robert H. Moone, Chairman and Chief Executive Officer of STFC to Shepard.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit No.   Description
            -----------   -----------
            99.1          Press release issued by STFC on September 2, 2003
            99.2          Letter dated September 2, 2003, from Robert H. Moone,
                          Chairman and Chief Executive Officer of STFC, to
                          Gregory M. Shepard
            99.3          Letter dated September 2, 2003, from Robert H. Moone,
                          Chairman and Chief Executive Officer of State
                          Automobile Mutual Insurance Company, to Gregory M.
                          Shepard

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STATE AUTO FINANCIAL CORPORATION




Dated: September 2, 2003                 By /s/ John R. Lowther
                                            ----------------------------------
                                                John R. Lowther
                                                Senior Vice President, General
                                                Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
   99.1        Press release issued by STFC on September 2, 2003

   99.2 Letter dated September 2, 2003, from Robert H. Moone, Chairman and Chief Executive Officer of STFC, to Gregory M. Shepard

   99.3 Letter dated September 2, 2003, from Robert H. Moone, Chairman and Chief Executive Officer of State Automobile Mutual Insurance
               Company, to Gregory M. Shepard